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                                                                   EXHIBIT 10.79


             FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT


            THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment"), dated as of February 23, 1998, is entered into by and among THE SPORTS CLUB COMPANY, INC., a Delaware corporation, and certain of its subsidiaries identified in the signature pages to this Amendment (collectively, the "Borrowers"), SUMITOMO BANK OF CALIFORNIA, a California banking corporation ("Sumitomo"), COMERICA BANK - CALIFORNIA, a California banking corporation ("Comerica", and collectively with Sumitomo, the "Banks"), and Sumitomo in its capacity as agent for the Banks (in such capacity, the "Agent"), in light of the following facts:

                                    RECITALS

            A. The Borrowers, Sumitomo and the Agent are parties to that certain Amended and Restated Loan Agreement, dated as of February 2, 1998 (the "Loan Agreement"), pursuant to which Sumitomo as the sole "Bank" thereunder has provided the Borrowers with certain credit facilities.

            B. The Borrowers, the Banks hereunder and the Agent wish to amend the Loan Agreement (i) to add Comerica as a Bank thereunder, (ii) to increase the amount of the Line B Commitment from $8,000,000 to $13,000,000, and (iii) to make certain conforming changes to the Loan Agreement and the related Loan Documents to give effect to the foregoing modifications.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Banks and the Agent hereby agree as follows:

      1. Defined Terms. All initially capitalized terms set forth without definition in this Amendment (including, without limitation, in the recitals hereto) shall have the respective meanings assigned thereto in the Loan Agreement.

      2. Addition of Comerica as a Bank. The Borrowers and Sumitomo hereby consent to Comerica being added as a Bank for all purposes under the Loan


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Agreement pursuant to the terms of that certain Assignment and Assumption
Agreement, its related Request for Registration and the Consent of Agent and Borrowers, each dated on or about the date hereof.

      3. Amendments to Definitions. Section 1.1 of the Loan Agreement is hereby amended such that each of the definitions set forth below shall read in full as follows:

            "Bank" or "Banks" means individually or collectively Sumitomo Bank, Comerica Bank - California and any one or more banks or other financial institutions which become lending parties to this Agreement in accordance with the terms hereof.

            "Commitment" means, collectively, the Line A Commitment and the Line B Commitment as may be reduced under this Agreement. The respective percentage obligations of each Bank with respect to the Commitment are as follows:

                      Bank                      Amount         Percentage
                      ----                      ------         ----------
            Sumitomo Bank                     $10,000,000          66__%
            Comerica Bank - California        $ 5,000,000          33__%

            "Line B Availability" means, as of each date of determination, the Line B Commitment minus the aggregate amount of all Line B Loans made by the Banks (including any Outstanding Standby Letters of Credit, not to exceed the Maximum Standby Letter of Credit Amount) and less any amount by which Borrowers have failed to comply with the Liquidity Requirement.

            "Line B Commitment" means the commitment by Banks to make non-revolving loans in an aggregate principal amount not to exceed $13,000,000 (including any Outstanding Standby Letters of Credit, not to exceed the Maximum Standby Letter of Credit Amount).

      4. The Line B Loan. Section 2.2(a) of the Loan Agreement is amended and restated to read as follows:


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            "(a) During the Line B Availability Period, and subject to the applicable conditions set forth in Article 8 hereof, each Bank shall, on a non-revolving basis and pro rata according to that Bank's percentage of the then Commitment, make advances to Borrowers, which may not at any time exceed the Line B Availability. This is a non-revolving line of credit. Any amount borrowed, even if repaid before the end of the Line B Availability Period, permanently reduces the Line B Availability and such amounts may not be reborrowed. Banks shall not be obligated to make a Line B Loan if, after giving effect to all Line B Loans to be made by Banks, and the Outstanding Standby Letters of Credit, the Line B Commitment would exceed $13,000,000."

      5. Standby Letters of Credit. Sections 2.6(a) and 2.6(e) of the Loan Agreement are amended and restated to read as follows:

            "(a) Subject to the terms and conditions hereof, at any time and from time to time from the Closing Date through the Banking Day immediately preceding July 1, 1998, the Issuing Bank shall issue such Standby Letters of Credit as a Responsible Official of a Borrower on behalf of the Borrowers may request by a Request for Standby Letter of Credit; provided that, upon giving effect to such Standby Letter of Credit, (i) Total Outstanding shall not exceed $15,000,000, (ii) Line B Availability shall not exceed $13,000,000 and (iii) Outstanding Standby Letters of Credit shall not exceed the Maximum Standby Letter of Credit Amount. If any Standby Letter of Credit is canceled or otherwise expires or terminates without it being drawn upon, Line B Availability shall not be permanently reduced by the amount of such Standby Letter of Credit, but instead such amount may be reborrowed. Unless the Requisite Banks otherwise consent in writing, the term of any Standby Letter of Credit shall not exceed the Line B Maturity Date. If on the Line B Maturity Date, or upon any earlier termination or acceleration of the Commitment and any Loans thereunder, there exist any Outstanding Standby Letters of Credit, Borrowers shall provide to Agent a standby letter of credit issued by a bank satisfactory to the Requisite Banks, in form and substance satisfactory to the Requisite Banks, in favor of the Banks in a face amount equal to Outstanding Standby Letters of Credit on that date,

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            or shall make other provisions satisfactory to the Requisite Banks for the collateralization or settlement of such Outstanding Standby Letters of Credit. No Standby Letter of Credit shall be issued except in the ordinary course of business of Borrowers or their Subsidiaries. Unless otherwise agreed to by the Requisite Banks, the face amount of any Standby Letter of Credit shall not be less than $250,000."

            "(e) At all times prior to the Line A Maturity Date, if Borrowers fail to make any payment required by Section 2.6(d), Agent may, but is not required to, without notice to or the consent of Borrowers, make Line B Loans under the Commitment in an aggregate amount equal to the amount paid by Issuing Bank on the relevant Standby Letter of Credit, whether or not the same would cause the Line B Commitment to exceed $13,000,000, and, for this purpose, the conditions precedent set forth in Article 8 and the amount limitations set forth in
            Section 2.1(d) shall not apply. The proceeds of such Line B Loans shall be retained by Issuing Bank to reimburse it for the payment made by it under the Standby Letter of Credit."

            1. Equity or Debt Offering. Section 3.1(f) of the Loan Agreement is amended and restated to read as follows:

            "(f) In addition to all other payments hereunder, all Obligations, including payment of all indebtedness owing under the Notes, shall be fully due and payable upon the consummation of SCC, Inc.'s $50,000,000 proposed securities offering or other equity or debt offering in any amount by or for the benefit of any of the Borrowers, and the Commitment shall terminate."

            2. Indebtedness, Guaranties and Liens. Section 6.9(c) of the Loan Agreement is amended and restated to read as follows:

            "(c) Indebtedness and Liens (i) securing obligations incurred in connection with the financing or re-financing of any real property assets of Borrowers or Non-Borrower Affiliates, to the extent such financing has been approved by the Requisite Banks, or (ii) incurred in connection with SCC, Inc.'s $50,000,000 proposed securities offering or other equity or debt offering in any amount by or for the benefit of any of the Borrowers, to the extent the proceeds of such Indebtedness and/or Liens


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            are used to pay in full all Obligations, including payment of all indebtedness owing under the Notes."

            3. Ratio of Debt to EBITDA. Section 6.19 of the Loan Agreement is amended and restated to read as follows:

            "6.19 Ratio of Debt to EBITDA. Permit the ratio of notes payable and capitalized lease obligations (as that line item is disclosed on Borrower's consolidated balance sheet in their 10K and 10Q) to EBITDA, as of the last day of the fiscal quarter of Borrowers and their Subsidiaries, calculated at the end of each such quarter on a rolling four (4) quarter basis, to be greater than 4.5:1. For the purposes of the calculation of this ratio, The Spectrum Club's Fullerton and Santa Ana lease obligation in the amount of $10,000,000 by and between SCC I LLC, as Landlord, and The Sports Club Company, Inc. as Tenant, dated as of December 31, 1997, shall not be included as debt."

            4. Conditions Precedent. The effectiveness of this Amendment is subject to the prior satisfaction of each of the following conditions:

      (a) Execution and Delivery of this Amendment. The Agent shall have received this Amendment, duly executed by an authorized officer of
            (i) each of the Borrowers, (ii) the Agent and (iii) each of the Banks;

      (b) Execution and Delivery of Notes. The Borrowers shall have executed to the order of the applicable Banks and delivered to the Agent each of the Notes, evidencing such Banks shares of the Commitment.

      (c) Execution and Delivery of Assignment and Assumption Agreement. The Agent shall have received the Assignment and Assumption Agreement and its related Request for Registration and Consent of Agent and Borrowers, which are referred to in paragraph 2 of this Amendment, in each case duly executed by an authorized officer of each signatory thereto.

      (d) Agent Fee. The Borrowers shall have paid to the Agent a fee as agreed between Borrowers and Agent in a separate agreement, which fee shall be fully earned by Agent on the effective date of this Amendment.


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      (e)   Commitment Fee.  The Borrowers shall have paid to Banks a
            commitment fee equal to .5% of the Commitment (i.e., .5% multiplied by $15,000,000 or $75,000), of which commitment fee $50,000 has already been paid to Sumitomo, and the remaining $25,000 shall be paid to Comerica. Such commitment fee paid to Sumitomo has been fully earned, and such commitment fee paid to Comerica shall be fully earned on the effective date of this Amendment. In the event any Bank ceases to be a party to this Agreement at a time when no Event of Default has occurred and is continuing, such Bank shall rebate to Agent the pro rata portion of such commitment fee attributable to the months remaining until the Maturity Date. Agent shall distribute the rebated fee to the Banks according to any increase in their pro rata share of the Commitment, to any replacement Bank according to its pro rata share of the Commitment, or if no Banks assume the departing Bank's pro rata share of the Commitment, to the Borrowers.

      (f) Delivery of Corporate Resolutions. Agent shall have received a corporate resolution from each Borrower, duly executed by an authorized officer of such Borrower, which shall approve (i) the addition of Comerica as a Bank under the Loan Agreement; and (ii) the increase in the amount of the Line B Commitment as set forth in this Amendment, in a form acceptable to Agent.

      (g) Delivery of Opinion Letter. Agent shall have received a favorable written legal opinion of Kinsella, Boesch, Fujikawa & Towle, as counsel to Borrowers and their subsidiaries, in a form acceptable to Agent.

            5. Representations and Warranties. Each representation and warranty made by the Borrowers in Article 4 of the Loan Agreement is true and correct on and as of the date hereof as though made as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date. Borrowers have furnished to Agent and the Banks (b) the unaudited consolidated balance sheets of Borrowers and their Subsidiaries as at December 31, 1997, and unaudited consolidated income statements, cash flow statements of Borrowers and their Subsidiaries and unaudited individual Club operating statements for such month and for their fiscal year ended with such month. Such financial statements fairly present the financial condition, results of operations and cash flow of Borrowers and their Subsidiaries as at


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such dates and for such periods, in conformity with generally accepted accounting principles, consistently applied, provided that the balance sheets and statements referred to above are subject to normal year-end audit adjustments.

            6. Full Force and Effect. Each of the Loan Documents is hereby amended such that all references to the Loan Agreement contained in any of such documents shall be deemed to be made with respect to the Loan Agreement as amended by this Amendment. Except as amended hereby, the Loan Agreement and the other Loan Documents shall remain unaltered and in full force and effect. 1.

            7. Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which, taken together, shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.

                              The "Borrowers"

                              THE SPORTS CLUB COMPANY, INC.,
                              a Delaware corporation

                              By  /s/ Timothy O'Brien
                                  -------------------------------------------
                                  Timothy O'Brien
                                  Chief Financial Officer


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                              THE SPECTRUM CLUB COMPANY, INC.,
                              a California corporation

                              By  /s/ Timothy O'Brien
                                  -------------------------------------------
                                  Timothy O'Brien
                                  Chief Financial Officer


                              PONTIUS REALTY, INC.,
                              a New York corporation

                              By  /s/ Timothy O'Brien
                                  -------------------------------------------
                                  Timothy O'Brien
                                  Chief Financial Officer


                              SPORTS CLUB, INC. OF CALIFORNIA,
                              a California corporation

                              By   /s/ Timothy O'Brien
                                   -------------------------------------------
                                   Timothy O'Brien
                                   Chief Financial Officer


                              IRVINE SPORTS CLUB, INC.,
                              a California corporation

                              By   /s/ Timothy O'Brien
                                   -------------------------------------------
                                   Timothy O'Brien
                                   Chief Financial Officer


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                                   THE SPORTSMED COMPANY, INC.,
                                   a California corporation

                                   By   /s/ Timothy O'Brien
                                        ----------------------------------------
                                        Timothy O'Brien
                                        Chief Financial Officer


                                   L.A./IRVINE SPORTS CLUB, LTD.,
                                   a California limited partnership

                                   By:   Sports Club, Inc. of California,
                                         General Partner


                                          By  /s/ Timothy O'Brien
                                              ----------------------------------
                                              Timothy O'Brien
                                              Chief Financial Officer


                                   TALLA NEW YORK, INC.,
                                   a New York corporation

                                   By   /s/ Timothy O'Brien
                                        ----------------------------------------
                                        Timothy O'Brien
                                        Chief Financial Officer


                                   SCC SPORTS CLUB, INC.,
                                   a Texas corporation


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                                   By   /s/ Timothy O'Brien
                                        ----------------------------------------
                                        Timothy O'Brien
                                        Chief Financial Officer


                                   GREEN VALLEY SPECTRUM CLUB, INC.,
                                   a Nevada corporation

                                   By   /s/ Timothy O'Brien
                                        ----------------------------------------
                                        Timothy O'Brien
                                        Chief Financial Officer


                                   SPECTRUM CLUB/ANAHEIM HILLS, INC.,
                                   a California corporation

                                   By   /s/ Timothy O'Brien
                                        ----------------------------------------
                                        Timothy O'Brien
                                        Chief Financial Officer


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                                   The "Agent"

                                   SUMITOMO BANK OF CALIFORNIA,
                                   a California banking corporation

                                   By   /s/ Elizabeth M. Toda
                                        ----------------------------------------
                                        Elizabeth M. Toda
                                        Vice President


                                   The "Banks"

                                   SUMITOMO BANK OF CALIFORNIA,
                                   a California banking corporation

                                   By   /s/ Elizabeth M. Toda
                                        ----------------------------------------
                                        Elizabeth M. Toda
                                        Vice President


                                   COMERICA BANK - CALIFORNIA,
                                   a California banking corporation

                                   By   /s/ Joseph Yurosek
                                        ----------------------------------------
                                        Joseph Yurosek
                                        Vice President

                                   Address:

                                   Comerica Bank - California
                                   301 E. Ocean Boulevard, Suite 1800
                                   Long Beach, California 90802
                                   Attn:  Joseph Yurosek, Vice President

                                   Telecopier: (562) 595-8251
                                   Telephone:  (562) 590-2530


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